                                                                    EXHIBIT 99.2

         First Quarter 2001 Unaudited Supplemental Financial Information

                           UNION PLANTERS CORPORATION
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                                                               March 31,                          Variance
                                                                    ------------------------------        -------------------------
                                                                        2001               2000              Dollar      Percentage
                                                                    ------------       ------------       ------------   ----------
                                                                                            (Dollars in thousands)
ASSETS
  Cash and due from banks                                           $    777,098       $    963,297       $  (186,199)     (19.33)%
  Interest-bearing deposits at financial
    institutions                                                          30,012             17,429            12,583       72.20
  Federal funds sold and securities purchased                                 --                 --
    under agreements to resell                                             2,867             40,023           (37,156)     (92.84)
  Trading account assets                                                 261,221            207,996            53,225       25.59
  Loans held for resale                                                1,053,357            338,694           714,663      211.01
  Available for sale securities (Amortized cost: $6,432,965,
    $7,572,300, and $6,849,457, respectively)                          6,523,197          7,341,647          (818,450)     (11.15)
  Loans                                                               24,619,668         22,235,492         2,384,176       10.72
    Less: Unearned income                                                (21,697)           (25,758)            4,061       15.77
          Allowance for losses on loans                                 (342,138)          (345,821)            3,683        1.07
                                                                    ------------       ------------       -----------
        Net loans                                                     24,255,833         21,863,913         2,391,920       10.94
  Premises and equipment, net                                            603,146            628,370           (25,224)      (4.01)
  Accrued interest receivable                                            291,426            283,115             8,311        2.94
  FHA/VA claims receivable                                                79,888            104,052           (24,164)     (23.22)
  Mortgage servicing rights, net                                         118,551            126,905            (8,354)      (6.58)
  Goodwill and other intangibles, net                                    980,740            955,199            25,541        2.67
  Other assets                                                           446,134            479,870           (33,736)      (7.03)
                                                                    ------------       ------------       -----------
         Total assets                                               $ 35,423,470       $ 33,350,510       $ 2,072,960        6.22
                                                                    ============       ============       ===========

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                             $  4,047,894       $  4,185,808       $  (137,914)      (3.29)
    Certificates of deposit of $100,000 and over                       2,182,318          2,044,939           137,379        6.72
    Other interest-bearing                                            17,375,015         17,139,323           235,692        1.38
                                                                    ------------       ------------       -----------
        Total deposits                                                23,605,227         23,370,070           235,157        1.01
  Short-term borrowings                                                5,301,437          5,384,459           (83,022)      (1.54)
  Short and medium-term senior notes                                      60,000            260,000          (200,000)     (76.92)
  Federal Home Loan Bank advances                                      1,361,452            201,720         1,159,732      574.92
  Other long-term debt                                                 1,276,214            829,342           446,872       53.88
  Accrued interest, expenses, and taxes                                  359,334            259,274           100,060       38.59
  Other liabilities                                                      371,699            347,065            24,634        7.10
                                                                    ------------       ------------       -----------
        Total liabilities                                             32,335,363         30,651,930         1,683,433        5.49
                                                                    ------------       ------------       -----------

  Commitments and contingent liabilities                                      --                 --                --          --
  Shareholders' equity
    Convertible preferred stock                                           19,445             20,542            (1,097)      (5.34)
    Common stock, $5 par value; 300,000,000 shares authorized;
       137,050,599 issued and outstanding (135,486,993 at
       March 31, 2000, and 134,734,841 at December 31, 2000)             685,253            677,435             7,818        1.15
    Additional paid-in capital                                           869,947            741,908           128,039       17.26
    Retained earnings                                                  1,472,877          1,416,477            56,400        3.98
    Unearned compensation                                                (16,296)           (11,945)           (4,351)     (36.43)
    Accumulated other comprehensive income- unrealized                        --                 --
      loss on available for sale securities, net                          56,881           (145,837)          202,718      139.00
                                                                    ------------       ------------       -----------
        Total shareholders' equity                                     3,088,107          2,698,580           389,527       14.43
                                                                    ------------       ------------       -----------
        Total liabilities and
          shareholders' equity                                      $ 35,423,470       $ 33,350,510       $ 2,072,960        6.22
                                                                    ============       ============       ===========

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)


                                                                           THREE MONTHS ENDED
                                                                                MARCH 31,                         VARIANCE
                                                                    -------------------------------       -------------------------
                                                                        2001               2000              DOLLAR      PERCENTAGE
                                                                    ------------       ------------       -----------    ----------
                                                                              (dollars in thousands, except per share data)
INTEREST INCOME
  Interest and fees on loans                                        $    529,097       $    469,763       $    59,334        12.6%
  Interest on investment securities
    Taxable                                                               88,685            101,691           (13,006)      (12.8)
    Tax-exempt                                                            15,362             16,813            (1,451)       (8.6)
  Interest on deposits at financial institutions                             487                320               167        52.2
  Interest on federal funds sold and securities
    purchased under agreements to resell                                     519              1,029              (510)      (49.6)
  Interest on trading account assets                                       4,237              5,054              (817)      (16.2)
  Interest on loans held for resale                                       10,030              6,318             3,712        58.8
                                                                    ------------       ------------       -----------
      Total interest income                                              648,417            600,988            47,429         7.9
                                                                    ------------       ------------       -----------

INTEREST EXPENSE
  Interest on deposits                                                   217,101            189,968            27,133        14.3
  Interest on short-term borrowings                                       81,864             76,696             5,168         6.7
  Interest on long-term debt                                              38,426             19,574            18,852        96.3
                                                                    ------------       ------------       -----------
      Total interest expense                                             337,391            286,238            51,153        17.9
                                                                    ------------       ------------       -----------

      NET INTEREST INCOME                                                311,026            314,750            (3,724)       (1.2)
PROVISION FOR LOSSES ON LOANS                                             25,300             17,303             7,997        46.2
                                                                    ------------       ------------       -----------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                              285,726            297,447           (11,721)       (3.9)
                                                                    ------------       ------------       -----------

NONINTEREST INCOME
  Service charges on deposit accounts                                     53,416             42,031            11,385        27.1
  Mortgage banking revenue                                                39,093             22,443            16,650        74.2
  Bank card income                                                         9,660              8,422             1,238        14.7
  Factoring commissions                                                    7,399              7,144               255         3.6
  Trust service income                                                     7,084              6,665               419         6.3
  Profits and commissions from trading activities                          2,718              1,463             1,255        85.8
  Investment securities gains                                                 25                 --                25          NA
  Other income                                                            45,519             39,401             6,118        15.5
                                                                    ------------       ------------       -----------
      Total noninterest income                                           164,914            127,569            37,345        29.3
                                                                    ------------       ------------       -----------

NONINTEREST EXPENSE
  Salaries and employee benefits                                         132,343            128,731             3,612         2.8
  Net occupancy expense                                                   25,767             23,399             2,368        10.1
  Equipment expense                                                       22,134             21,075             1,059         5.0
  Goodwill and other intangibles amortization                             16,451             15,847               604         3.8
  Other expense                                                           92,977             82,653            10,324        12.5
                                                                    ------------       ------------       -----------
      Total noninterest expense                                          289,672            271,705            17,967         6.6
                                                                    ------------       ------------       -----------

      EARNINGS BEFORE INCOME TAXES                                       160,968            153,311             7,657         5.0
Applicable income taxes                                                   54,601             51,974             2,627         5.1
                                                                    ------------       ------------       -----------
      NET EARNINGS                                                  $    106,367       $    101,337       $     5,030         5.0%
                                                                    ============       ============       ===========

      NET EARNINGS APPLICABLE TO COMMON SHARES                      $    105,981       $    100,925       $     5,056         5.0%
                                                                    ============       ============       ===========

EARNINGS PER COMMON SHARE
    Basic                                                           $        .78       $        .74       $       .04         5.4%
    Diluted                                                                  .77                .73               .04         5.5

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                                136,600            136,546                54         0.0%
    Diluted                                                              138,179            138,073               106         0.1

                           UNION PLANTERS CORPORATION
                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)


                                                                           THREE MONTHS ENDED
                                                                                MARCH 31,
                                                                    -------------------------------
                                                                        2001               2000            VARIANCE      PERCENTAGE
                                                                    ------------       ------------       -----------    ----------
                                                                                            (Dollars in thousands)
Interest income                                                     $    648,417       $    600,988       $    47,429         7.9%
Interest expense                                                        (337,391)          (286,238)          (51,153)       17.9
                                                                    ------------       ------------       -----------
     NET INTEREST INCOME                                                 311,026            314,750            (3,724)       (1.2)
PROVISION FOR LOSSES ON LOANS                                            (25,300)           (17,303)           (7,997)       46.2
                                                                    ------------       ------------       -----------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS             285,726            297,447           (11,721)       (3.9)
NONINTEREST INCOME
   Service charges on deposit accounts                                    53,416             42,031            11,385        27.1
   Mortgage banking revenue                                               39,093             22,443            16,650        74.2
   Bank card income                                                        9,660              8,422             1,238        14.7
   Factoring commissions                                                   7,399              7,144               255         3.6
   Trust service income                                                    7,084              6,665               419         6.3
   Profits and commissions from trading activities                         2,718              1,463             1,255        85.8
   Other income                                                           45,519             39,401             6,118        15.5
                                                                    ------------       ------------       -----------
            Total noninterest income                                     164,889            127,569            37,320        29.3
                                                                    ------------       ------------       -----------
NONINTEREST EXPENSE
   Salaries and employee benefits                                        132,343            128,731             3,612         2.8
   Net occupancy expense                                                  25,767             23,399             2,368        10.1
   Equipment expense                                                      22,134             21,075             1,059         5.0
   Goodwill and other intangibles amortization                            16,451             15,847               604         3.8
   Other expense                                                          92,977             82,653            10,324        12.5
                                                                    ------------       ------------       -----------
            Total noninterest expense                                    289,672            271,705            17,967         6.6
                                                                    ------------       ------------       -----------

     EARNINGS BEFORE NONOPERATING ITEMS AND INCOME TAXES                 160,943            153,311             7,632         5.0

NONOPERATING ITEMS
   Investment securities gains                                                25                 --                25          NM
                                                                    ------------       ------------       -----------
     EARNINGS BEFORE INCOME TAXES                                        160,968            153,311             7,657         5.0
Applicable income taxes                                                  (54,601)           (51,974)           (2,627)        5.1
                                                                    ------------       ------------       -----------
     NET EARNINGS                                                   $    106,367       $    101,337       $     5,030         5.0
                                                                    ============       ============       ===========

NET EARNINGS                                                        $    106,367       $    101,337       $     5,030         5.0%
Other significant items, net of taxes                                        (15)                --               (15)         NM
                                                                    ------------       ------------       -----------
NET OPERATING EARNINGS                                                   106,352            101,337             5,015         4.9
Goodwill and other intangibles amortization, net of taxes                 13,920             13,322               598         4.5
                                                                    ------------       ------------       -----------
CASH OPERATING EARNINGS                                             $    120,272       $    114,659       $     5,613         4.9
                                                                    ============       ============       ===========

PER COMMON SHARE
Diluted earnings per common share                                   $        .77       $        .73       $       .04         4.9%
Diluted operating earnings per common share                                  .77                .73               .04         4.9
Diluted cash operating earnings per common share                             .87                .83               .04         4.8

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES


                                                                              THREE MONTHS ENDED MARCH 31,
                                                    -----------------------------------------------------------------------------
                                                                      2001                                    2000
                                                    -------------------------------------   -------------------------------------
                                                                     INTEREST      FTE                       INTEREST      FTE
                                                       AVERAGE       INCOME/       YIELD/     AVERAGE        INCOME/       YIELD/
                                                       BALANCE       EXPENSE       RATE       BALANCE        EXPENSE       RATE
                                                    ------------  ------------    -------   -----------    -----------    -------
                                                                                 (DOLLARS IN THOUSANDS)
ASSETS
       Interest-bearing deposits at
         financial institutions                    $     33,320   $        487     5.93%    $    35,491    $       320     3.63%
       Federal funds sold and securities
         purchased under agreements to resell            34,799            519     6.05          71,232          1,029     5.81
       Trading account assets                           206,574          4,237     8.32         265,569          5,054     7.65
       Investment securities(1)(2)
         Taxable securities                           5,450,605         88,685     6.60       6,369,279        101,691     6.42
         Tax-exempt securities                        1,183,380         22,958     7.87       1,275,936         24,692     7.78
                                                  -------------   ------------              -----------     ----------
              Total investment securities             6,633,985        111,643     6.83       7,645,215        126,383     6.65

       Loans, net of unearned income(1),(3),(4)      25,195,199        540,797     8.70      22,030,701        477,323     8.71
                                                  -------------   ------------              -----------     ----------
              TOTAL EARNING ASSETS(1),(2),(3),(4)    32,103,877        657,683     8.31      30,048,208        610,109     8.17
                                                                  ------------                              ----------
       Cash and due from banks                          793,520                                976,291
       Premises and equipment                           602,916                                632,962
       Allowance for losses on loans                   (338,675)                              (346,177)
       Goodwill and other intangibles                   962,693                                966,281
       Other assets                                     979,492                                975,249
                                                   ------------                             -----------
              TOTAL ASSETS                         $ 35,103,823                             $33,252,814
                                                   ============                             ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
       Money market accounts                       $  3,945,402         42,477     4.37%    $ 3,915,206         39,027     4.01%
       Interest-bearing checking                      3,149,582         11,433     1.47       3,403,196         12,694     1.50
       Savings deposits                               1,350,986          4,877     1.46       1,558,341          5,629     1.45
       Certificates of deposit of
       $100,000 and over                              2,263,341         34,783     6.23       1,978,169         26,088     5.30
       Other time deposits                            8,514,807        123,531     5.88       8,403,967        106,530     5.10
       Short-term borrowings
         Federal funds purchased and securities
          sold under agreements to repurchase         3,843,865         50,730     5.35       2,343,982         30,752     5.28
         Short-term senior notes                             --             --       --          72,527          1,112     6.17
         Other                                        2,121,701         31,134     5.95       3,005,971         44,832     6.00
       Long-term debt
         Federal Home Loan Bank advances              1,336,153         19,595     5.95         202,083          3,012     5.99
         Subordinated capital notes                     657,925         11,234     6.92         475,499          7,759     6.56
         Medium-term senior notes                        60,000          1,025     6.93          60,000          1,025     6.87
         Trust Preferred Securities                     199,084          4,128     8.41         199,049          4,128     8.34
         Other                                          103,212          2,444     9.60         163,255          3,650     8.99
                                                   ------------   ------------              -----------    -----------
              TOTAL INTEREST-BEARING LIABILITIES     27,546,058        337,391     4.97      25,781,245        286,238     4.47
       Noninterest-bearing demand deposits            3,890,023             --                4,027,414             --
                                                   ------------   ------------              -----------    ------------
              TOTAL SOURCES OF FUNDS                 31,436,081        337,391               29,808,659        286,238
                                                                  ------------                             -----------
       Other liabilities                                691,137                                 602,280
       Shareholders' equity
         Preferred stock                                 19,532                                  20,766
         Common equity                                2,957,073                               2,821,109
                                                   ------------                             ------------
              Total shareholders' equity              2,976,605                               2,841,875
                                                   ------------                             ------------
              TOTAL LIABILITIES AND
               SHAREHOLDERS' EQUITY                $ 35,103,823                             $33,252,814
                                                   ============                             ============
       NET INTEREST INCOME (1)                                    $   320,292                              $   323,871
                                                                  ===========                              ===========
       NET INTEREST RATE SPREAD (1)                                                3.34%                                   3.70%
                                                                                   ====                                    ====
       NET INTEREST MARGIN (1)                                                     4.05%                                   4.34%
                                                                                   ====                                    ====

       TAXABLE-EQUIVALENT ADJUSTMENTS
                 Loans                                            $      1,670                             $     1,242
                 Investment securities                                   7,596                                   7,879
                                                                  ------------                             -----------
                             Total                                $      9,266                             $     9,121
                                                                  ============                             ===========

------------------

(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

(3) Includes loan fees in both interest income and the calculation of the yield on loans.

(4)   Includes loans on nonaccrual status.